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                          ONE GROUP(R) INVESTMENT TRUST

                                   PROSPECTUS
                         Supplement dated April 12, 1999
                       to Prospectus dated March 31, 1999


                    ONE GROUP INVESTMENT TRUST BOND PORTFOLIO
              ONE GROUP INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO
                  ONE GROUP INVESTMENT TRUST BALANCED PORTFOLIO
              ONE GROUP INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO
                ONE GROUP INVESTMENT TRUST EQUITY INDEX PORTFOLIO
             ONE GROUP INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO
               ONE GROUP INVESTMENT TRUST MID CAP GROWTH PORTFOLIO
            ONE GROUP INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO
               ONE GROUP INVESTMENT TRUST MID CAP VALUE PORTFOLIO

         A Special Meeting of Shareholders ("Special Meeting") of One Group Investment Trust will be held on Monday, April 28, 1999 at 3:00 p.m. for the following purpose:

         1.       To elect the Board of Trustees of One Group Investment Trust.

         2.       To ratify the selection of independent accountants.

         3. To approve a change to a fundamental investment restriction by eliminating language which prohibits One Group Investment Trust Government Bond Portfolio, One Group Investment Trust Balanced Portfolio, One Group Investment Trust Large Cap Growth Portfolio, One Group Investment Trust Equity Index Portfolio, and One Group Investment Trust Mid Cap Growth Portfolio from participating on a joint or a joint and several basis in any trading account in securities.

         4. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

         Only shareholders of record at the close of business on February 28, 1999 are entitled to notice of, and to vote at, this Special Meeting or any adjournment thereof. As of such date, Nationwide VA Separate Account-C (the "Separate Account") was the primary shareholder of the Portfolios of One Group Investment Trust. The Separate Account holds shares as underlying investment options for variable annuity contracts. Nationwide will solicit instructions from persons who were contract owners as of February 28, 1999. Accordingly, contract owners who were not contract owners at the close of business on February 28, 1999 will not be entitled to notice of, or to give voting instructions for, this Special Meeting or any adjournment thereof. Shareholders will be notified only if the amended investment objective is not approved.

         Currently, One Group Investment Trust Government Bond Portfolio, One Group Investment Trust Balanced Portfolio, One Group Investment Trust Large Cap Growth Portfolio, One Group Investment Trust Equity Index Portfolio, and One Group Investment Trust Mid Cap Growth Portfolio may not participate on a joint or joint and several basis in any securities trading account. The proposed change would allow these Portfolios to realize certain efficiencies and cost savings, while earning a potentially higher rate of return on repurchase agreements and other short-term, money market-type investments. Many securities of this type are sold in denominations which are too large for the Portfolios to purchase on an individual basis. Purchasing these securities on a joint basis will

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expand the investment opportunities available to the Portfolios and may reduce the possibility that cash balances remain uninvested. In addition, joint transactions can be expected to result in certain administrative efficiencies by reducing the number of trade tickets and cash wires that must be processed for each trade. These efficiencies may result in reduced transaction costs.

                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE

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